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                                                                    Exhibit 10.2

                SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT

     THIS SECOND AMENDMENT (the "AMENDMENT"), dated as of January 31, 2003, is entered into between Packaging Receivables Company, LLC, a Delaware limited liability company (the "BORROWER"), Packaging Credit Company, LLC, a Delaware limited liability company (the "SERVICER"), Blue Ridge Asset Funding Corporation ("BLUE RIDGE"), as a Lender and Wachovia Bank National Association ("WACHOVIA"), as Agent and a Lender;

                                   WITNESSETH:

     WHEREAS, the Borrower, the Servicer, Blue Ridge and Wachovia have heretofore executed and delivered a Credit and Security Agreement, dated as of November 29, 2000 (as amended, supplemented or otherwise modified through the date hereof, the "CREDIT AGREEMENT"),

     WHEREAS, the parties hereto desire to amend the Credit Agreement as provided herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that the Credit Agreement shall be and is hereby amended as follows:

     (a) Section 4.2 of the Credit Agreement shall be amended by adding the following sentence after subsection (h) thereof:

            "For avoidance of doubt, any interpretation of accounting Research Bulletin No. 51 by the Financial Accounting Standards Board which becomes applicable to the Liquidity Banks shall constitute a Regulatory Change subject to this
            Section 4.2."

     (b) Clause (h) of the defined term "ELIGIBLE RECEIVABLE" appearing in Annex A to the Credit Agreement is hereby amended by adding the following language at the end thereof:

            "; PROVIDED FURTHER, that the applicability of any Rebate Amount shall not preclude a Receivable from being an Eligible Receivable;"

     (c) The defined term "OBLIGOR CONCENTRATION LIMIT" appearing in Annex A to the Credit Agreement is hereby amended by inserting "(PROVIDED that the Servicer may deduct from such Receivables the Unpaid Balance of Receivables of an Obligor and its affiliated Obligors that the Servicer can specifically identify as not being Eligible Receivables)," after the parenthetical "(if any)" appearing in the second line thereof.

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     (d)  The following definitions shall be added to Annex A in alphabetical order as follows:

            "REBATE AMOUNT" means, at any date, the accrued amount carried in the Originator's records for rebates and allowances that have been earned and are payable by it to Obligors pursuant to the Originator's "volume rebate program" (or other similar rebate and allowance programs of the Obligor from time to time in effect), in which entitlement to such rebate or allowance is earned by an Obligor upon the purchase of a specified aggregate volume (as mutually agreed by such Obligor and the Originator) of merchandise or services from the Originator within a specified period of time (as mutually agreed by such Obligor and the Originator).

            "VOLUME REBATE RESERVE" means, at any time, the aggregate Rebate Amounts carried in the Originator's records as of the last day of the most recent Settlement Period."

     (e) The defined term "REQUIRED RESERVE" appearing in Annex A to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

            "REQUIRED RESERVE" means, on any day during a Settlement Period, an amount equal to the sum of (1) the product of
            (A) the greater of (i) 12% and (ii) the sum of (v) the Loss Reserve, (w) the Dilution Reserve, (x) the Interest Reserve, and (y) the Servicing Reserve (in each case, as of the immediately preceding Settlement Date) times (B) the Net Pool Balance on such day and (2) the Volume Rebate Reserve."

     (f) The defined term "DILUTION" appearing in Annex A to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

            "DILUTION" means the reduction or cancellation of the Unpaid Balance of a Receivable as described in SECTION 3.4(a) excluding Rebate Amounts."

     SECTION 2. This Amendment shall become effective on the date the Agent has received counterparts hereof executed by the Borrower, the Servicer, Blue Ridge and Wachovia and consented to in writing by the Performance Guarantor.

     SECTION 3. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

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     SECTION 4.   Except as specifically provided above, the Credit Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of the Agent or the Lender under the Credit Agreement or any of the other Transaction Documents, nor constitute a waiver or modification of any provision of any of the other Transaction Documents. All defined terms used herein and not defined herein shall have the same meaning herein as in the Credit Agreement. The Borrower agrees to pay on demand all costs and expenses (including reasonable fees and expenses of counsel and for rating agency review) of or incurred by the Agent and each Purchaser Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

     SECTION 5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.


                                        PACKAGING RECEIVABLES COMPANY, LLC


                                        By: /s/ Darla J. Olivier
                                           -------------------------------------
                                           Name Printed: Darla J. Olivier
                                                         ----------------
                                           Title: Assistant Secretary
                                                  -------------------

                                        BLUE RIDGE ASSET FUNDING CORPORATION
                                          WACHOVIA SECURITIES, INC., AS
                                          ATTORNEY-IN-FACT


                                        By:
                                           -------------------------------------
                                           Name Printed:
                                                        ------------------------
                                           Title:
                                                 -------------------------------

                                        PACKAGING CREDIT COMPANY, LLC,
                                          as Servicer


                                        By: /s/ Darla J. Olivier
                                           -------------------------------------
                                           Name Printed: Darla J. Olivier
                                                         ----------------
                                           Title: Assistant Secretary
                                                  -------------------

                                        WACHOVIA BANK NATIONAL ASSOCIATION,
                                          as Agent and a Lender


                                        By:
                                           -------------------------------------
                                           Name Printed:
                                                        ------------------------
                                           Title:
                                                 -------------------------------

     Consented to as of the date first above written:

                                        PACKAGING CORPORATION OF AMERICA


                                        By:
                                           -------------------------------------
                                           Name Printed: Pamela A. Barnes
                                                         ----------------
                                           Title: Treasurer
                                                  ---------

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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.


                                        PACKAGING RECEIVABLES COMPANY, LLC


                                        By:
                                           -------------------------------------
                                           Name Printed:
                                                        ------------------------
                                           Title:
                                                 -------------------------------

                                        BLUE RIDGE ASSET FUNDING CORPORATION
                                          WACHOVIA SECURITIES, INC., AS
                                          ATTORNEY-IN-FACT


                                        By: /s/ Douglas R. Wilson
                                           -------------------------------------
                                           Name Printed: DOUGLAS R. WILSON, SR.
                                                        ------------------------
                                           Title:            VICE PRESIDENT
                                                 -------------------------------

                                        PACKAGING CREDIT COMPANY, LLC,
                                          as Servicer


                                        By:
                                           -------------------------------------
                                           Name Printed:
                                                        ------------------------
                                           Title:
                                                 -------------------------------

                                        WACHOVIA BANK NATIONAL ASSOCIATION,
                                          as Agent and a Lender


                                        By:
                                           -------------------------------------
                                           Name Printed:
                                                        ------------------------
                                           Title:
                                                 -------------------------------

     Consented to as of the date first above written:

                                        PACKAGING CORPORATION OF AMERICA


                                        By:
                                           -------------------------------------
                                           Name Printed:
                                                        ------------------------

                                       -4-
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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                      PACKAGING RECEIVABLES COMPANY, LLC


                                      By:
                                         ---------------------------------------
                                         Name Printed:
                                                      --------------------------
                                         Title:
                                               ---------------------------------

                                      BLUE RIDGE ASSET FUNDING CORPORATION


                                      By:
                                         ---------------------------------------
                                         Name Printed: Wachovia Securities, Inc.
                                         Title: Attorney-in-fact

                                      PACKAGING CREDIT COMPANY, LLC,
                                        as Servicer


                                      By:
                                         ---------------------------------------
                                         Name Printed:
                                                      --------------------------
                                         Title:
                                               ---------------------------------

                                      WACHOVIA BANK NATIONAL ASSOCIATION,
                                        as Agent and a Lender


                                      By: /s/ Kenny Karpowicz
                                         ---------------------------------------
                                         Name Printed:      Kenny Karpowicz
                                                      --------------------------
                                         Title:              Vice President
                                               ---------------------------------

     Consented to as of the date first above written:

                                      PACKAGING CORPORATION OF AMERICA


                                      By:
                                         ---------------------------------------
                                         Name Printed:
                                                      --------------------------
                                         Title:
                                               ---------------------------------

                                       -4-
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                                         Title:  Treasurer
                                               ---------------------------------

                                       -5-